UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported): April 13, 2006


                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)


           Ohio                      0-26876                   31-1010517
(State or jurisdiction of   (Commission or file number)      (IRS Employer
      incorporation)                                      identification number)

                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

      The information in this report Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 2.02:  Results of Operations and Financial Condition

On April 13, 2006, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the three months ("first quarter") ended March 31, 2006. A copy of the press release is attached as
Exhibit 99.


Item 9.01:  Financial Statements and Exhibits

(c)   Exhibits.

      Exhibit No.                          Description
      -----------                          -----------

          99 Press release of Oak Hill Financial, Inc., dated April 13, 2006, announcing the Company's earnings for the first quarter ended March 31, 2006.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Oak Hill Financial, Inc.

                                                       /s/ Ron J. Copher
Date: April 14, 2006
                                                       Ron J Copher
                                                       Chief Financial
                                                       Officer,
                                                       Treasurer & Secretary

                                  EXHIBIT INDEX


Exhibit Number                                   Description
--------------                                   -----------

      99 Press release of Oak Hill Financial, Inc., dated April 13, 2006, announcing the Company's earnings for the first quarter ended March 31, 2006.